EXHIBIT 99.1




                        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K/A of Cousins Properties Incorporated (the "Corporation") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President, Chief Executive Officer and Vice Chairman of the Board, of the Corporation, certifies that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Thomas D. Bell, Jr.
-----------------------------------------------------
Thomas D. Bell, Jr.
President, Chief Executive Officer
    and Vice Chairman of the Board
March 27, 2003